          CONVERTIBLE DEBENTURE AND COMMON STOCK PURCHASE AGREEMENT

      This Agreement is made September 15, 1999 by and among GEM GLOBAL YIELD
FUND LIMITED, a Nevis company, with its office at c/o Loughran & Co., 38
Hertford Street, London, W1Y 7TG (the "Buyer") and GEM INVESTMENTS, LTD., a
Delaware corporation, with offices at 11 Gloucester Court, Marlton, NJ 08053
("Seller").

                                   WITNESSETH:

      WHEREAS, Seller is the owner of $650,000 principal amount of 2%
convertible debentures due May 12, 2004 of Q Comm International, Inc. ("QCOM or
the Company") (the "Debentures");

      WHEREAS, Two Million (2,000,000) shares of the common stock, $.001 par value (the "Common Stock") of the Company (the "Escrow Shares") registered in the name of the Seller are being held in escrow by Kaplan Gottbetter & Levenson,
LLP as escrow agent (the "Escrow Agent") for the purpose of honoring conversions by the Seller of the Debentures; and

      WHEREAS, Seller is the owner of One Hundred Twenty-Five Thousand (125,000)
shares of the Common Stock, which Seller acquired through the exercise of warrants to purchase common stock expiring on May 12, 2004.

      WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from the Seller, the entire amount of the Debentures registered in the name of the Seller along with conversion rights to 2,000,000 Escrow Shares and all of the shares of the Common Stock on the terms and conditions set forth below.

      NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which the parties hereto acknowledge, it is agreed as follows:

                                    Article I
                                Sale of Debenture

      Section 1.1. Sale of Debenture.

      (a) Seller agrees to sell to the Buyer and the Buyer agrees to purchase from the Seller, the entire amount of the Debentures registered in the name of the Seller along with conversion rights to 2,000,000 Debenture Escrow Shares and
One Hundred Twenty-Five Thousand (125,000) shares of the Common Stock.

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial

not reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the results of operations, assets, prospects, or financial condition of the Seller, or (b) the Buyer's rights under this Agreement, the
Escrow Agreement and the Common Stock (a "Material Adverse Effect").

      Section 2.4 Authorization; Enforcement.

      Seller has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this
Agreement by the Seller and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Seller. This Agreement has been duly executed and delivered by the Seller and constitutes the valid and binding obligation of the
Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      Section 2.5 No Conflicts.

      The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws or (ii) subject to obtaining the consents referred to in Section 2.6, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Seller is a party, or (iii) to the knowledge of the Seller result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including
Federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except in the case of each of clauses
(ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Seller is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

      Section 2.6 Consents and Approvals.

      Except as specifically set forth in Schedule 2.6, the Seller is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, and other than, in all cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing,

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial


would not materially impair or delay the ability of the Seller to effect the
Closing and deliver to the Buyer the Common Stock free and clear of all Liens
(collectively, the "Required Approvals").

      Section 2.7 Litigation; Proceedings.

      Except as specifically disclosed in Schedule 2.7, there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Seller, threatened against or affecting the Seller or any of its respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, State, county, local or foreign) which
(i) relates to or challenges the legality, validity or enforceability of this
Agreement or the Common Stock (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Seller to perform fully on a timely basis its obligations under this Agreement.

      Section 2.8 No Default or Violation.

      Seller (i) is not default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is not in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the
Seller's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

      Section 2.9. No Brokers.

      Seller, covenants and warrants to Buyer that: (i) no negotiations in connection herewith were made with or through any person or entity acting as a broker, (ii) no broker was instrumental in the consummation of this transaction and (iii) no commitment was made by Seller, as the case may be, with or to any broker in connection with this sale transaction. Seller agrees to indemnify and hold the Buyer harmless from and against all obligations for the payment of any and all brokerage commission or fee which may be claimed by any broker claiming to have dealt with the Seller or predicated on the act of the Seller on breach this warranty and covenant.

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial


                                   Article III
                     Buyers' Representations and Warranties

      The Buyer hereby warrants and represents the following representations and warranties made under this Article III:

      Section 3.1.

      Buyer is a corporation duly and validly existing and in good standing under the laws of the jurisdiction of its incorporation. Buyer has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The purchase of the Debentures and the shares of Common Stock by the
Buyer hereunder has been duly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer or on its behalf and constitutes the valid and legally binding obligation of the
Buyer, enforceable against the Buyer in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

      Section 3.2. No Brokers.

      Buyer, covenants and warrants to Seller that: (i) no negotiations in connection herewith were made with or through any person or entity acting as a broker, (ii) no broker was instrumental in the consummation of this transaction and (iii) no commitment was made by Buyer, as the case may be, with or to any broker in connection with this sale transaction. Buyer agrees to indemnify and hold the Buyer harmless from and against all obligations for the payment of any and all brokerage commission or fee which may be claimed by any broker claiming to have dealt with the Buyer or predicated on the act of the Buyer on breach this warranty and covenant.

      Section 3.3. Buyer Status.

      Buyer is an "accredited investor" as such term is defined in Rule
501(a)(2) under the Act, in that it is a business trust, not formed for the specific purpose of acquiring the Debentures or Common Stock offered, with total assets in excess of $5,000,000. The Buyer is purchasing the Debentures and
Common Stock for its own account.

      Section 3.4. Promise to Comply with Purchase Agreement.

      Buyer further agrees to be bound by the Convertible Debenture and Warrant
Purchase Agreement by and between GEM Investments, Ltd. and Q Comm
International, Inc.. dated May 13, 1999.

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial


                                   Article IV
                         Conditions Precedent to Closing

      Section 4.1. Conditions Precedent to Obligations of the Buyer.

      The obligation of the Buyer to purchase the shares of Debentures and the shares of Common Stock is subject to the satisfaction or waiver by the Buyer, at or prior to the Closing, of each of the following conditions:

      (a) Legal Opinion. The Buyer shall have received the legal opinion, addressed to it and dated the Closing Date of thc Counsel for the Seller. Such legal opinion shall address the Seller's authority to enter into this Agreement and the removal of any restrictions on the transfer and sale of Debentures, the
Escrow Shares and the Common Stock.

      (b) Accuracy of the Seller's Representations and Warranties. The
representations and warranties of the Seller contained herein shall be true and correct in all material respects as of the date when made and as of the Closing
Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

      (c) Performance by the Seller. The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller at or prior to the Closing;

      (d) No Prohibitions. The purchase of and payment for the Debentures and
Common Stock hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Buyer to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Buyer of the purchase of the
Debentures and Common Stock (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement);

      (e) Required Approvals. All Required Approvals shall have been obtained;

      (f) Delivery of Escrow Shares. The Seller shall have delivered to the
Escrow Agent the certificate(s) representing the Debentures, Escrow Shares and
Common Stock Shares which has been registered in the name of the Buyer and free of all legends and restrictions; and

      Section 4.2. Conditions Precedent to Obligations of the Seller.

      The obligation of the Seller to sell the Debentures and Common Stock hereunder is subject to the satisfaction or waiver by the Seller, at or to the
Closing, of each of the following conditions:

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial


      (a) Accuracy of the Buyer's Representations and Warranties. The
representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

      (b) Performance by the Buyer. The Buyer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

                                    Article V
                                     Closing

      Section 5.1. Date and Time of Closing

      The Closing will take place at the offices of the Buyer immediately following the receipt by the Escrow Agent from QCOM's transfer agent of certificates registered in the name of the Buyer and which do not contain any restrictions on the sale or transferability of the Debentures, Escrow Shares and the Common Stock.

      Section 5.2 No. Adjustments.

      The parties herein agree that all adjustments have been made and that the
Purchase Price reflects same as of the Closing Date.

      Section 5.3 All Representations and Warranties Survive Closing.

      All representations and warranties contained in this Agreement shall survive the closing of sale.

                                   Article VI
                            Miscellaneous Provisions

      Section 6.1 Amendment, Waiver and Modification.

      The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific references to this Agreement.

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial


      Section 6.2. Assignment.

      This Agreement and any rights under this Agreement may not be assigned by
Seller or Buyer without the written approval of the party. Any attempt to make an assignment without written approval shall be null, void and of no legal effect.

      Section 6.3. Notices.

      All notices hereunder shall be in writing given to the parties at their addresses indicated above sent United States mail postpaid as registered or certified mail with return receipt requested or by national overnight express courier service; with copies of all notices sent to Adam S. Gottbetter, Esq.,
Kaplan Gottbetter & Levenson, LLP., 630 Third Avenue, New York, NY 10017. Any
notice so given shall be deemed given on the second day after mailing as evidenced by a stamped U.S. Postal Service receipt or on the next day after delivery to the overnight courier service.

      Section 6.4. Successors, Legal Representative and Assigns.

      The terms and conditions of this Agreement shall bind, and inure to the benefit of, the parties hereto and their respective successors, legal representatives and permitted assigns.

      Section 6.5. Entire Agreement.

      This Agreement embodies the entire agreement between the parties with respect to the transactions contemplated, and supersedes all other prior agreements and understandings between the parties with reference to the subject matter herein. There have been no agreements, representations or warranties other than those set forth in this Agreement. Buyer is purchasing the Debentures and Common Stock "as is".

      Section 6.6. Additional Documents.

      All of the parties agree to execute any documents and take any action necessary or helpful to carry out the terms of this Agreement.

      Section 6.7. Counterpart Signatures.

      This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial


      Section 6.8. Headings.

      The headings in the sections of this Agreement have been inserted for convenience only and shall not constitute a part of this Agreement.

      Section 6.9. Governing Law.

      This Agreement shall be construed according to the laws of the State of
New York.

[ SIGNATURE PAGE FOLLOWS ]

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial


      IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SELLER:                                    BUYER:

GEM INVESTMENTS, LTD.                      GEM GLOBAL YIELD FUND LIMITED

By: /s/ [ILLEGIBLE]                        By:
    ---------------------------------          ---------------------------------
    Name: [ILLEGIBLE]                          Name:
    Title: President                           Title:

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial

                                       10

      IN WITNESS WHEREOF, the parties have duly executed this Agreement.

SELLER:                                    BUYER:

GEM INVESTMENTS, LTD.                      GEM GLOBAL YIELD FUND LIMITED

By:                                        By: Pierce Loughran
    ---------------------------------          ---------------------------------
    Name:                                      Name: PIERCE LOUGHRAN
    Title:                                     Title: DIRECTOR

                                                                     /s/ PL
                                                                 ---------------
                                                                     initial

                                       10

                                  SCHEDULE 2.6

                              CONSENT AND APPROVALS

      None.

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial


                                  SCHEDULE 2.7

                             LITIGATION; PROCEEDINGS

      None.

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------
                                                                     initial